TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                     MINIMUM
       TYPE/NAME            VOLATILITY           INVESTMENT
----------------------------------------------------------------
CAPITAL APPRECIATION
----------------------------------------------------------------
 Aggressive Growth          Very high             $3,000
 Emerging Markets           Very high              3,000
 First Start Growth
  (Registered Trademark)    Moderate to high       3,000
 Gold                       Very high              3,000
 Growth                     Moderate to high       3,000
 Growth & Income            Moderate               3,000
 International              Moderate to high       3,000
 S&P 500(Registered
  Trademark)Index           Moderate               3,000
 Science & Technology       Very high              3,000
 Small Cap Stock            Very high              3,000
 World Growth               Moderate to high       3,000
----------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------
 Balanced Strategy          Moderate              $3,000
 Cornerstone Strategy       Moderate               3,000
 Growth and Tax
  Strategy                  Moderate               3,000
 Growth Strategy            Moderate to high       3,000
 Income Strategy            Low to moderate        3,000
----------------------------------------------------------------
INCOME - TAXABLE
----------------------------------------------------------------
 GNMA(Registered Trademark) Low to moderate       $3,000
 High-Yield
  Opportunities             High                   3,000
 Income                     Moderate               3,000
 Income Stock               Moderate               3,000
 Intermediate-Term
  Bond                      Low to moderate        3,000
 Short-Term Bond            Low                    3,000
----------------------------------------------------------------
INCOME - TAX EXEMPT
----------------------------------------------------------------
 Long-Term                  Moderate              $3,000
 Intermediate-Term          Low to moderate        3,000
 Short-Term                 Low                    3,000
 State Bond Income          Moderate               3,000
----------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------
 Money Market               Very low              $3,000
 Tax Exempt
  Money Market              Very low               3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low               3,000
 State Money Market         Very low               3,000
----------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.


NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT




[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

--------------------------------------------------------------------------------
SO FAR 2000 HAS BEEN AN UNINSPIRING INVESTMENT YEAR. LOOKING AT VARIOUS MARKET AVERAGES, AN INVESTOR SEES MARKETS THAT ARE CLOSE TO ZERO RETURN, SLIGHTLY DOWN OR SLIGHTLY UP.
--------------------------------------------------------------------------------

The biggest attention-grabber among indices is the Dow Jones Utilities. As reported August 20 in THE NEW YORK TIMES, for the 2000 calendar year it is up 27.53%! If anyone predicted that, I missed it.

Years like this for the broad averages are, in a way, predictable. We know that the S&P 500 Index, for instance, is not likely to take a sudden quantum leap and begin to average 30% return per year. I believe it possibly will return somewhere around 12%. (Please note I am surmising, not guaranteeing.) Another interesting thing about the year 2000 is the number of actively managed funds that are outperforming index funds.

Markets must take breathers like this. Such a pause allows the valuations of securities to become more normal. That means that the relationship of, for instance, a company's earnings per share to the price of a share becomes less extreme. This, in turn, could ultimately allow the expected returns on stocks to resume.

A family of mutual funds has the potential to make this kind of a period easier. Ideally, you can build an asset allocation to express your risk tolerance. Many fixed-income fund returns look very good in a year like this. And even if you don't build such a portfolio, a fund family makes it easy to retreat to safety because of the availability of bond and money market funds.

As you probably know, I am a strong proponent of asset allocation to build a portfolio you can live with. That's because somewhere down the road this market will ignite, and when it does you want to be sure you are there.


Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.









INVESTMENT REVIEW


USAA GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies that are, or have the prospect of becoming, one of the dominant companies within their industry and that have above-average growth in revenues and earnings per share.


--------------------------------------------------------------------------------
                                           7/31/99              7/31/00
--------------------------------------------------------------------------------
  Net Assets                           $1,683.0 Million     $1,874.6 Million
  Net Asset Value Per Share                 $24.03               $24.50
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00
--------------------------------------------------------------------------------
         1 YEAR                5 YEARS                 10 YEARS
         14.13%                16.78%                  14.89%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.









                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 07/31/1990 through 07/31/2000. The data points from the graph are as follows:


                   USAA                            LIPPER GROWTH
                GROWTH FUND      S&P 500 INDEX     FUNDS AVERAGE
                -----------      -------------     -------------

07/31/90         $10,000           $10,000           $10,000
01/31/91          10,075             9,839             9,910
07/31/91          11,082            11,273            11,441
01/31/92          12,218            12,068            12,811
07/31/92          12,553            12,712            12,759
01/31/93          13,836            13,343            14,052
07/31/93          13,997            13,820            14,428
01/31/94          14,902            15,057            16,074
07/31/94          14,587            14,532            15,152
01/31/95          15,814            15,136            15,415
07/31/95          18,446            18,320            18,956
01/31/96          20,534            20,982            20,641
07/31/96          20,741            21,353            20,852
01/31/97          24,681            26,506            25,372
07/31/97          29,552            32,480            30,093
01/31/98          25,283            33,636            30,530
07/31/98          28,101            38,750            33,970
01/31/99          34,256            44,571            38,292
07/31/99          35,103            46,579            39,854
01/31/00          37,559            49,180            44,579
07/31/00          40,061            50,755            46,938

DATA FROM 7/31/90 THROUGH 7/31/00



THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GROWTH FUND TO THE S&P 500 INDEX AND THE LIPPER GROWTH FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL GROWTH FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER:  PATRICK O'HARE, CFA, APPEARS HERE]

THE MARKET

Change has been constant over the last 12 months. We had the tremendous run-up of the market at the end of 1999, especially in technology shares and the NASDAQ Composite Index. Despite the hype, the Y2K bug basically was a nonevent. The markets continued their upward march in the early part of 2000, until it became clear that Federal Reserve Board Chairman Alan Greenspan and the Federal Reserve Open Market Committee (FOMC) were serious about slowing the economy. Over the past 12 months, the FOMC has raised the federal funds rate six times for a total of 175 basis points.

As of March 1, 2000, I began to manage the USAA Growth Fund. As a result of the change in managers, the out-of-favor and undervalued constraints were eliminated. Future purchases will be based upon the investment merits alone and not on whether a company is in or out of favor. We are now looking to invest in blue chip growth companies in dynamic and rapidly growing industries.

Like most investors, we would prefer to buy these blue chip companies when they are undervalued and unappreciated. However, in today's market, it is rare to find such a company. Even if a company is in favor, we will possibly include it in the portfolio to participate in the growth expected from the strong company and industry fundamentals. The amount of money invested in a particular company depends on our confidence in its fundamentals (such as revenue and earnings growth).

If we have confidence that a company's fundamentals are improving, we will add to a position. If we feel that fundamentals are deteriorating, we will reduce or even eliminate a position.

Despite being invested primarily in out-of-favor names during the market rally of late 1999 and early 2000 and being invested primarily in growth names during the more recent downturn in the market, the USAA Growth Fund performed well compared to the S&P 500. Compared to other growth funds, the Fund's performance lagged because the out-of-favor and undervalued criteria hurt the performance of the Fund during the first part of the fiscal year. Recall this is when the NASDAQ, and in-favor technology names in particular, dramatically outperformed the other market indices.

The stocks that helped the USAA Growth Fund outperform the S&P 500 for the year were Nortel Networks, Oracle, and Sun Microsystems, each of which was up more than 200% for the 12-month period. Other technology stocks that made significant positive contributions to the Fund's performance included Intel, Cisco Systems, and EMC Corp., each of which was up more than 90% for the fiscal year ending July 31, 2000. Nontechnology stocks that positively contributed to the Fund's performance included General Electric, Pfizer, Warner Lambert, and Amgen.

Stocks that negatively contributed to the Fund's performance were Microsoft, QualComm, Level 3 Communications, AT&T, and GTE Corp. We continue to own Microsoft, QualComm, and Level 3 Communications because we believe these stocks will do well over the next 12 to 18 months.

OUTLOOK

Higher interest rates and prospects for more interest-rate increases have caused the markets to decline (the major equity indices are down calendar year to date through July 31, 2000). Moreover, the volatility of the markets increased to unprecedented levels. We believe that the market will continue to trade in a narrow range and remain extremely volatile until it is clear that the Federal Reserve has stopped raising rates. This will make owning the right stocks increasingly important.

We are looking at downdrafts in the stock market as opportunities to increase or begin accumulating positions in companies with strong current fundamentals and bright prospects for future growth. We prefer to focus on companies that are dominating or have the potential to dominate their respective industries. The current volatility should allow us to purchase these companies at attractive prices as they are being sold along with lower-quality names.

We continue to favor technology stocks because many of these companies are benefiting from strong industry fundamentals. In particular, we believe that companies exposed to building out the Internet infrastructure and those with exposure to wireless communications will continue to do well. We also have substantial positions in companies that have the potential to benefit from an upgrade cycle of the operating systems of personal computers. We continue to favor the health-care area, despite the uncertainty surrounding Medicare reform and the potential of a prescription-drug benefit for Medicare recipients. We have reduced our exposure to financial stocks, but are still overweighted compared to our peers because we feel that Greenspan and the FOMC are nearing the end of their interest-rate increases.




THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









---------------------------------------------
           TOP 10 EQUITY HOLDINGS
            (% OF NET ASSETS)
---------------------------------------------
Intel Corp.                               5.8
General Electric Co.                      5.3
Nortel Networks Corp.                     4.5
Microsoft Corp.                           4.1
Cisco Systems, Inc.                       3.9
Dell Computer                             3.3
Pfizer, Inc.                              3.1
QualComm, Inc.                            3.1
Coca-Cola Co.                             2.7
American International Group, Inc.        2.6
---------------------------------------------


---------------------------------------------
            TOP 10 INDUSTRIES
            (% OF NET ASSETS)
---------------------------------------------
Communication Equipment                  12.8
Computer Software & Service               9.2
Electronics - Semiconductors              8.8
Drugs                                     7.6
Electrical Equipment                      7.6
Computer - Hardware                       7.3
Computer - Networking                     5.4
Entertainment                             3.8
Finance - Diversified                     3.8
Retail - General Merchandising            3.8
---------------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
10-13.









DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

                     Ordinary income                $ .1997 *
                     Long-term capital gains         2.3578
                                                    -------
                        Total                       $2.5575
                                                    =======



100% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT

KPMG


The Shareholders and Board of Directors

USAA GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                               KPMG LLP



San Antonio, Texas
September 1, 2000









USAA GROWTH FUND
PORTFOLIO OF INVESTMENTS

JULY 31, 2000

                                                                          MARKET
 NUMBER                                                                   VALUE
OF SHARES                        SECURITY                                 (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (98.1%)

            ADVERTISING/MARKETING (1.0%)
  211,000   Omnicom Group, Inc.                                       $   17,935
--------------------------------------------------------------------------------

            BANKS - MAJOR REGIONAL (2.3%)
  290,000   Northern Trust Corp.                                          21,714
  217,000   State Street Corp.                                            21,781
--------------------------------------------------------------------------------
                                                                          43,495
--------------------------------------------------------------------------------

            BANKS - MONEY CENTER (0.9%)
  325,000   Chase Manhattan Corp.                                         16,149
--------------------------------------------------------------------------------

            BEVERAGES - ALCOHOLIC (1.0%)
  240,400   Anheuser-Busch Cos., Inc.                                     19,352
--------------------------------------------------------------------------------

            BEVERAGES - NONALCOHOLIC (3.3%)
  824,000   Coca-Cola Co.                                                 50,521
  262,000   PepsiCo, Inc.                                                 12,003
--------------------------------------------------------------------------------
                                                                          62,524
--------------------------------------------------------------------------------

            BIOTECHNOLOGY (0.7%)
  196,000   Amgen, Inc.*                                                  12,728
--------------------------------------------------------------------------------

            BROADCASTING - RADIO & TV (0.9%)
  230,000   Clear Channel Communications, Inc.*                           17,523
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT (12.8%)
   88,000   CIENA Corp.*                                                  12,507
  257,000   JDS Uniphase Corp.*                                           30,358
  776,800   Lucent Technologies, Inc.                                     33,985
  445,000   Nokia Corp. ADR                                               19,719
1,145,000   Nortel Networks Corp. ADR                                     85,159
  900,000   QualComm, Inc.*                                               58,444
--------------------------------------------------------------------------------
                                                                         240,172
--------------------------------------------------------------------------------

            COMPUTER - HARDWARE (7.3%)
1,396,400   Dell Computer Corp.*                                          61,354
  137,000   Hewlett-Packard Co.                                           14,959
  356,300   IBM Corp.                                                     40,061
  200,000   Sun Microsystems, Inc.*                                       21,088
--------------------------------------------------------------------------------
                                                                         137,462
--------------------------------------------------------------------------------

            COMPUTER - NETWORKING (5.4%)
  100,000   Brocade Communications Systems, Inc.*                         17,862
1,117,000   Cisco Systems, Inc.*                                          73,094
   71,000   Juniper Networks, Inc.*                                       10,113
--------------------------------------------------------------------------------
                                                                         101,069
--------------------------------------------------------------------------------

            COMPUTER - PERIPHERALS (2.5%)
  540,600   EMC Corp.*                                                    46,019
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE & SERVICE (9.2%)
  614,000   America Online, Inc.*                                         32,734
1,102,800   Microsoft Corp.*                                              76,989
  584,000   Oracle Corp.*                                                 43,909
   69,000   Siebel Systems, Inc.*                                         10,005
   75,000   Yahoo! Inc.*                                                   9,652
--------------------------------------------------------------------------------
                                                                         173,289
--------------------------------------------------------------------------------

            CONTAINERS & PACKAGING - PAPER (0.4%)
  140,000   Sealed Air Corp.*                                              7,053
--------------------------------------------------------------------------------

            DRUGS (7.6%)
  149,000   Eli Lilly & Co.                                               15,478
  540,000   Merck & Co., Inc.                                             38,711
1,338,000   Pfizer, Inc.                                                  57,701
  357,000   Pharmacia Corp.                                               19,546
  250,000   Schering-Plough Corp.                                         10,797
--------------------------------------------------------------------------------
                                                                         142,233
--------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT (7.6%)
  353,000   Flextronics International Ltd. ADR*                           24,991
1,920,600   General Electric Co.                                          98,791
  455,100   Solectron Corp.*                                              18,346
--------------------------------------------------------------------------------
                                                                         142,128
--------------------------------------------------------------------------------

            ELECTRONICS - SEMICONDUCTORS (8.8%)
   60,000   Broadcom Corp.                                                13,455
1,640,000   Intel Corp.                                                  109,470
   51,000   PMC-Sierra, Inc.*                                              9,884
  350,000   Texas Instruments, Inc.                                       20,541
  148,000   Xilinx, Inc.*                                                 11,109
--------------------------------------------------------------------------------
                                                                         164,459
--------------------------------------------------------------------------------

            ENTERTAINMENT (3.8%)
  340,600   Time Warner, Inc.                                             26,120
  520,583   Viacom, Inc.*                                                 34,521
  273,000   Walt Disney Co.                                               10,562
--------------------------------------------------------------------------------
                                                                          71,203
--------------------------------------------------------------------------------

            EQUIPMENT - SEMICONDUCTORS (0.6%)
  141,000   Applied Materials, Inc.*                                      10,698
--------------------------------------------------------------------------------

            FINANCE - DIVERSIFIED (3.8%)
  654,575   Citigroup, Inc.                                               46,188
  270,000   Morgan Stanley Dean Witter & Co.                              24,638
--------------------------------------------------------------------------------
                                                                          70,826
--------------------------------------------------------------------------------

            HEALTH CARE - DIVERSIFIED (3.2%)
  358,000   American Home Products Corp.                                  18,997
  442,950   Johnson & Johnson, Inc.                                       41,222
--------------------------------------------------------------------------------
                                                                          60,219
--------------------------------------------------------------------------------

            INSURANCE - MULTILINE COMPANIES (2.6%)
  562,500   American International Group, Inc.                            49,324
--------------------------------------------------------------------------------

            INVESTMENT BANKS/BROKERAGE (0.8%)
  426,000   Charles Schwab Corp.                                          15,389
--------------------------------------------------------------------------------

            MEDICAL PRODUCTS & SUPPLIES (2.0%)
  728,000   Medtronic, Inc.                                               37,174
--------------------------------------------------------------------------------

            OIL & GAS - DRILLING/EQUIPMENT (1.6%)
  413,000   Schlumberger Ltd. ADR                                         30,536
--------------------------------------------------------------------------------

            RETAIL - BUILDING SUPPLIES (1.3%)
  462,000   Home Depot, Inc.                                              23,909
--------------------------------------------------------------------------------

            RETAIL - DRUGS (0.5%)
  250,000   CVS Corp.                                                      9,859
--------------------------------------------------------------------------------

            RETAIL - GENERAL MERCHANDISING (3.8%)
1,206,600   Target Corp.                                                  34,991
  673,200   Wal-Mart Stores, Inc.                                         36,984
--------------------------------------------------------------------------------
                                                                          71,975
--------------------------------------------------------------------------------

            RETAIL - SPECIALTY APPAREL (0.6%)
  318,500   Gap, Inc.                                                     11,406
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - LONG DISTANCE (1.8%)
  485,000   Level 3 Communications, Inc.*                                 33,192
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,312,036)                     1,839,300
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT
   (000)
  ---------

                         MONEY MARKET INSTRUMENT (1.8%)

            COMMERCIAL PAPER
$  32,610   General Electric Capital Corp., 6.64%, 8/01/2000
                 (cost: $32,610)                                          32,610
--------------------------------------------------------------------------------
            Total investments (cost: $1,344,646)                      $1,871,910
================================================================================









USAA GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000



GENERAL  NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is $1,347,679,000.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 8.6% of net assets at July 31, 2000.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000



ASSETS
   Investments in securities, at market value (identified cost of $1,344,646)          $1,871,910
   Cash                                                                                       466
   Receivables:
      Capital shares sold                                                                     648
      Dividends                                                                                85
      Securities sold                                                                      17,737
                                                                                      -----------
         Total assets                                                                   1,890,846
                                                                                      -----------

LIABILITIES
   Securities purchased                                                                    13,673
   Capital shares redeemed                                                                  1,083
   USAA Investment Management Company                                                       1,227
   USAA Transfer Agency Company                                                               170
   Accounts payable and accrued expenses                                                      123
                                                                                      -----------
         Total liabilities                                                                 16,276
                                                                                      -----------
            Net assets applicable to capital shares outstanding                        $1,874,570
                                                                                      ===========

REPRESENTED BY:
   Paid-in capital                                                                     $1,311,323
   Accumulated net realized gain on investments                                            35,983
   Net unrealized appreciation of investments                                             527,264
                                                                                      -----------
            Net assets applicable to capital shares outstanding                        $1,874,570
                                                                                      ===========
   Capital shares outstanding                                                              76,503
                                                                                      ===========
   Authorized shares of $.01 par value                                                    150,000
                                                                                      ===========
   Net asset value, redemption price, and offering price per share                     $    24.50
                                                                                      ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED JULY 31, 2000



Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $41)                $ 13,645
      Interest                                                           1,575
                                                                      --------
         Total income                                                   15,220
                                                                      --------
   Expenses:
      Management fees                                                   13,498
      Transfer agent's fees                                              2,734
      Custodian's fees                                                     231
      Postage                                                              450
      Shareholder reporting fees                                           116
      Directors' fees                                                        4
      Registration fees                                                     91
      Professional fees                                                     88
      Other                                                                 19
                                                                      --------
         Total expenses                                                 17,231
                                                                      --------
            Net investment loss                                         (2,011)
                                                                      --------

Net realized and unrealized gain on investments:
   Net realized gain                                                    85,974
   Change in net unrealized appreciation/depreciation                  151,279
                                                                      --------
            Net realized and unrealized gain                           237,253
                                                                      --------
Increase in net assets resulting from operations                      $235,242
                                                                      ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED JULY 31,


                                                            2000          1999
                                                         ----------------------



From operations:
   Net investment income (loss)                        $   (2,011)   $    2,803
   Net realized gain on investments                        85,974       145,928
   Change in net unrealized appreciation/depreciation
      of investments                                      151,279       185,012
                                                       ------------------------
      Increase in net assets resulting
         from operations                                  235,242       333,743
                                                       ------------------------
Distributions to shareholders from:
   Net investment income                                   (1,522)       (1,913)
                                                       ------------------------
   Net realized gains                                    (181,664)      (51,220)
                                                       ------------------------

From capital share transactions:
   Proceeds from shares sold                              237,520       237,515
   Reinvested dividends                                   179,363        52,132
   Cost of shares redeemed                               (277,377)     (290,822)
                                                       ------------------------
      Increase (decrease) in net assets from
         capital share transactions                       139,506        (1,175)
                                                       ------------------------
Net increase in net assets                                191,562       279,435
Net assets:
   Beginning of period                                  1,683,008     1,403,573
                                                       ------------------------
   End of period                                       $1,874,570    $1,683,008
                                                       ========================
Accumulated undistributed net investment income:
   End of period                                       $      -      $    1,522
                                                       ========================
Change in shares outstanding:
   Shares sold                                              9,995        10,772
   Shares issued for dividends reinvested                   8,191         2,811
   Shares redeemed                                        (11,708)      (13,593)
                                                       ------------------------
      Increase (decrease) in shares outstanding             6,478           (10)
                                                       ========================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal. USAA Investment Management Company (the Manager) attempts to achieve these objectives by investing the Fund's assets in equity securities of companies that are, or have the prospect of becoming, one of the dominant companies within their respective industries. The Manager will primarily invest in companies with above-average growth in revenues and earnings per share.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated net realized gain on investments by $2,011,000 and to decrease accumulated undistributed net investment loss by $2,011,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D.  USE OF ESTIMATES - The  preparation  of  financial  statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of  securities,  excluding  short-term
securities,   for  the  year  ended  July  31,  2000,  were  $2,351,438,000  and
$2,415,414,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $544,937,000 and $17,673,000, respectively, and for tax purposes, $541,904,000 and $17,673,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 2000, was $21,000.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                           YEAR ENDED JULY 31,
                              --------------------------------------------------------------------------
                                   2000            1999            1998            1997            1996
                              --------------------------------------------------------------------------
Net asset value at
   beginning of period       $    24.03      $    20.04      $    23.66      $    20.05      $    19.06
Net investment
   income (loss)                   (.03)(a)         .04             .01             .24             .33
Net realized and
   unrealized gain (loss)          3.06            4.72           (1.31)           6.92            1.92
Distributions from net
   investment income               (.02)           (.03)           (.09)           (.34)           (.29)
Distributions of realized
   capital gains                  (2.54)           (.74)          (2.23)          (3.21)           (.97)
                             ---------------------------------------------------------------------------
Net asset value at
   end of period             $    24.50      $    24.03      $    20.04      $    23.66      $    20.05
                             ===========================================================================
Total return (%)*                 14.13           24.92           (4.91)          42.48           12.44
Net assets at
   end of period (000)       $1,874,570      $1,683,008      $1,403,573      $1,650,257      $1,162,262
Ratio of expenses to
   average net assets (%)           .96             .97             .96             .97            1.01
Ratio of net investment
   income (loss) to
   average net assets (%)          (.11)            .18             .04            1.28            1.70
Portfolio turnover (%)           133.43           39.60           68.93           75.41           62.30



  * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING WEIGHTED AVERAGE SHARES.










DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777